Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Generation Z ETF

(a series of EA Series Trust)

Ticker Symbol: ZGEN

March 3, 2023

Supplement to the

Prospectus and Statement of Additional Information (“SAI”)

dated December 13, 2021 and Summary Prospectus dated December 16, 2021

On March 2, 2023, the board of trustees for the Generation Z ETF (the “Fund”) approved a proposal to liquidate and dissolve the Fund on or about March 24, 2023 (the liquidation date). After the close of business on March 17, 2023, the Fund will no longer accept creation orders from authorized participants. Trading in the Fund will also be halted on The Nasdaq Stock Market (the “Exchange”) prior to market open on March 20, 2023. On the liquidation date, the Fund will redeem all of its outstanding shares at the net asset value of such shares. On this same date, all outstanding shares of the Fund will be cancelled, and the Fund will cease operations.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, the Fund may deviate from its investment objective and strategies as the liquidation date approaches. The liquidation of the Fund’s portfolio holdings may result in brokerage and other transaction costs, which must be borne by the Fund and its shareholders.

Shareholders may sell their holdings of the Fund on the Exchange until the market close on March 17, 2023, and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. A sale of Fund shares prior to the liquidation date will generally result in a capital gain or loss to the shareholders for federal income tax purposes, depending on their individual circumstances. During the time between market open on March 20, 2023, and the liquidation date, because shares will not be traded on the Exchange, we cannot assure shareholders that there will be a trading market for their shares.

Shareholders who continue to hold shares of the Fund on the Fund’s liquidation date will receive a liquidating distribution with a value equal to their proportionate ownership interest in the Fund on that date. Your liquidating distribution, if applicable, may be an amount that is greater or less than the amount you might have received if you sold your shares on the Exchange prior to the liquidation date.

Prior to the liquidation date, the Fund may declare and pay its shareholders of record one or more taxable distributions of its investment company taxable income, if any, and/or net realized capital gains, if any. The liquidation and dissolution are not expected to result in income tax liability for the Fund. The Fund may pay more than one liquidating distribution in more than one installment. Distribution of liquidation proceeds, if any, to Fund shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Any liquidation proceeds paid to shareholders should generally be treated as received in exchange for their shares and will therefore generally give rise to a capital gain or loss depending on their basis in the shares. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

If you have any questions regarding this Supplement, please contact the Fund at (215) 882-9983.

Please retain this Supplement with your Statement of Additional Information.